Exhibit 99.1

                         Form 4 Joint Filer Information


Name:                               Jan Jewell
Address:                            11220 120th Avenue NE
                                    Kirkland, WA  98033

Designated Filer:                   Michael K. Jewell

Issuer & Ticker Symbol:             Celebrate Express, Inc. (BDAY)

Date of Event Requiring Statement:  August 15, 2005



Signature:     /s/ Darin White, Attorney-in-Fact for Jan Jewell
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